SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2014

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed in Item 2.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 2, 2014, Selectica, Inc. (the “Company”) completed its acquisition of Iasta.com, Inc. and Iasta Resources, Inc. (together, “Iasta”) pursuant to the Agreement and Plan of Merger, dated as of June 2, 2014 (the “Merger Agreement”), by and among the Company, Selectica Sourcing Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Selectica Sourcing”), Iasta and the shareholders of Iasta (the “Iasta Shareholders”) previously reported in the Company’s Current Report on Form 8-K filed June 5, 2014 (the “June 5 8-K”). Pursuant to the Merger Agreement, Iasta merged with and into Selectica Sourcing, with Selectica Sourcing continuing as a wholly owned subsidiary of the Company (the “Acquisition”). As previously announced, under the terms of the Merger Agreement, the Iasta Shareholders received merger consideration of 1,000,000 shares of common stock of the Company, par value $0.0001 (the “Acquisition Shares”), and $7.0 million in cash, less amounts related to the repayment of indebtedness and payment of transaction costs and certain other adjustments.

The foregoing description of the Acquisition and Merger Agreement does not propose to be complete and is qualified in its entirety by reference to the description of the Acquisition set forth in the June 5 8-K and to the full text of the Merger Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A, filed on June 11, 2014 (the “June 11 8-K”), which are incorporated herein by reference.

The Acquisition Shares issued to the Iasta Shareholders have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. At the closing of the Acquisition, the Company and the Iasta Shareholders entered into a Registration Rights Agreement, dated as of July 2, 2014 with respect to registration of the resale of the Acquisition Shares, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Upon the closing of the Acquisition, the Company issued options to certain Iasta employees to purchase up to an aggregate of 700,000 shares of common stock of the Company, which awards were granted as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4) (the “Inducement Awards”).

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Items 2.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sale and issuance of the Acquisition Shares to the Iasta Shareholders at the closing of the Acquisition, and the sale and issuance of the Series E Stock (as defined in Item 5.03 below) and Warrants to the Investors in the Financing (as each term is defined in Item 8.01 below) (and the shares of common stock upon conversion of the Series E Stock and exercise of the Warrants), have been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Shareholders and the Investors, respectively, have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the Acquisition Shares or the Series E Stock and the Warrants, respectively, for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

The Inducement Awards, and the shares of common stock issuable upon exercise thereof, were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. On June 30, 2014, the Company filed with the Delaware Secretary of State a Certificate of Designation, Preferences and Rights of Series E Convertible Preferred Stock that created the new Series E Convertible Preferred Stock, par value $0.0001 per share (the “Series E Stock”), authorized 150,000 shares of Series E Stock and designated the preferences, rights and limitations of the Series E Stock, as described in the Company’s Current Report on Form 8-K filed on June 6, 2014 (the “June 6 8-K”).

The information set forth in this Item 5.03 is qualified in its entirety by reference to the actual terms of the Certificate of Designation attached as Exhibit 3.1 to this Current Report on Form 8-K and the description of the Series E Stock set forth in the June 6 8-K, which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 2, 2014, the Company issued a press release announcing the completion of the Acquisition and the Financing and the grant of the Inducement Awards, which is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 2, 2014, the Company completed a private placement equity financing (the “Financing”) previously announced by the Company in its June 6 8-K (which is incorporated by reference herein) with certain institutional funds and other accredited investors (the “Investors”) in which the Investors purchased 124,890.5 shares of Series E Stock, at a purchase price of $60.00 per whole share, and Warrants to Purchase Common Stock (the “Warrants”), initially exercisable for 312,223 shares of common stock at an exercise price of $7.00 per share, pursuant to a Purchase Agreement, dated June 3, 2014 (the “Purchase Agreement”), by and among the Company and the Investors.

The foregoing description of the Financing, the Purchase Agreement and Warrants does not purpose to be complete and is qualified in its entirety by reference to the description of the Financing set forth in the June 6 8-K and the full text of the Purchase Agreement and form of Warrant, copies of which were filed as Exhibits 10.2 and 10.4 to the June 11 8-K, which are incorporated herein by reference.

The shares of common stock issuable upon conversion of the Series E Stock and exercise of the Warrants are not registered under the Securities Act upon issuance and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with Financing the Company entered into a Registration Rights Agreement with the Investors, as described in the June 6 8-K, and a copy of which was filed as Exhibit 10.3 to the June 11 8-K, which description and exhibit are incorporated herein by reference.

At the closing of the Financing, certain of the Company’s stockholders entered into Voting Agreements, dated as of July 2, 2014, pursuant to which such parties have agreed to vote in favor of the Financing at the next annual stockholder meeting, as required under the Purchase Agreement and as described in the June 6 8-K, which is incorporated herein by reference. Copies of the Voting Agreements were filed as Exhibit 10.5 to the June 11 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of Series E Convertible Preferred Stock.

10.1	Registration Rights Agreement, dated July 2, 2014.

99.1	Press release of Selectica, Inc., dated July 2, 2014 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2014

SELECTICA, INC. By: /s/ Todd Spartz Name: Todd Spartz Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation, Preferences and Rights of Series E Convertible Preferred Stock.

10.1	Registration Rights Agreement, dated July 2, 2014.

99.1	Press release of Selectica, Inc., dated July 2, 2014 (furnished herewith pursuant to Item 7.01).